SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 5, 1999
                                                          ---------------

                             CRITICARE SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

                000-16061                             39-1501563
         ------------------------          -----------------------------
         (Commission File Number)          (I.R.S. Employer I.D. Number)


        20925 Crossroads Circle
          Waukesha,  Wisconsin                               53186
          --------------------                               -----
(Address of Principal Executive Offices)                   (Zip Code)

                                  414-798-8282
                 ----------------------------------------------
              (Registrant's telephone number; including area code)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
-----------------------------------------------------------

(a)  (1)     Deloitte  &  Touche  LLP  (the  "Former  Accountants")  resigned as independent accounts for Criticare Systems, Inc. (the "Company") on October 5, 1999.

The Former Accountants reported on the Company's financial statements for the fiscal years ended June 30, 1997 and 1998. The reports of the Former
Accountants on the financial statements for such years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Former Accountants did not issue a report on the Company's financial statements for the fiscal year ended June 30, 1999.

The Audit Committee of the Company's Board of Directors has not yet taken any action with respect to the resignation of the Former Accountants. The Audit Committee will approve any successor accounting firm which the Company may engage.

During the Company's fiscal years ended June 30, 1998 and 1999, and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

During the fiscal years ended June 30, 1998 and 1999, and through the date of this report, the Former Accountants did not advise the Company with respect to any of the matters described in paragraphs (a) (1) (v) (A) through (D) of Item
304 of Regulation S-K; except that the Former Accountants have advised the Company that the reports and consent of the Former Accountants included in the Company's Form 10-K for the year ended June 30, 1999, filed with the Securities and Exchange Commission ("SEC") on September 28, 1999, were included without the Former Accountants' knowledge or consent.

(a)  (2)          The  Company  has not yet engaged a successor accounting firm.

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

(a) (3) The Company has provided the Former Accountants with a copy of the foregoing disclosures and has requested in writing that the Former Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter will be filed as an exhibit to an amendment to this report in accordance with Item 601 of Regulation S-K.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRITICARE  SYSEMS,  INC.
Date:  October  13,  1999
                                   BY         /s/  Joseph  M.  Siekierski
                                        ----------------------------------------
                                                 Joseph M. Siekierski, Vice
                                                 President- Finance


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